                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): August 9, 2005
                                                           --------------

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-21324                    06-1344888
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
                 ----------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
                                                            ------------

             ------------------------------------------------------
                         (Former name or former address,
                         if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
            ------------

On August 9, 2005, NYFIX, Inc. (the "Company")  announced that it will delay the filing of its second quarter 2005 report on Form 10-Q for the quarter ended June
30, 2005  currently due August 9, 2005.  The text of the press release issued by the  Company  is  furnished  as  Exhibit  99.1  and is  incorporated  herein  by reference.

The delay is a result of the Company's review of the information relating to its stock option grants and the related  restatements  of its financial  statements, filed on June 30, 2005. The review was prompted by questions  raised by Deloitte
& Touche LLP, the Company's  independent  registered  public accounting firm, to the Company's Audit Committee.  As previously  reported by the Company,  the SEC has  initiated  an inquiry into the  Company's  granting of stock  options.  The
Company,  as directed by the Audit  Committee,  is working as  expeditiously  as possible to complete its review.

Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(c)         Exhibits

            Exhibit No.     Exhibits
            -----------     --------

            99.1            Press release of NYFIX, Inc. dated August 9, 2005.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NYFIX, INC.

                                                  By: /s/ Brian Bellardo
                                                      ----------------------
                                                      Brian Bellardo
                                                      Secretary
August 9, 2005